UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

WELLS CORE OFFICE INCOME REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54248	26-0500668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

6200 The Corners Parkway
Norcross, Georgia 30092-3365
(Address of principal executive offices)

Registrant's telephone number, including area code: (770) 449-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Core Office Income REIT, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated May 12, 2011 and filed on May 13, 2011 to provide the required financial statements relating to the acquisition by the Registrant of the Duke Bridges I & II Buildings (the “Duke Bridges I & II Buildings”), as described in such Current Report.
Item 9.01.     Financial Statements and Exhibits.

(a)    Financial Statements. The following financial statements of the Duke Bridges I & II Buildings and the Registrant are submitted at the end of this Form 8-K/A and are filed herewith and incorporated herein by reference.

(b)    Pro Forma Financial Information. See Paragraph (a) above.

Duke Bridges I & II Buildings

Independent Auditors' Report	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2010 (audited) and for the three months ended March 31, 2011 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2010 (audited) and for the three months ended March 31, 2011 (unaudited)	F-3

Wells Core Office Income REIT, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of March 31, 2011 (unaudited)	F-6

Pro Forma Statement of Operations for the three months ended March 31, 2011 (unaudited)	F-9

Pro Forma Statement of Operations for the year ended December 31, 2010 (unaudited)	F-11

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS CORE OFFICE INCOME REIT, INC.

Dated: June 20, 2011	By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President, Secretary and Treasurer

3

INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors of
Wells Core Office Income REIT, Inc.
Atlanta, Georgia

We have audited the accompanying statement of revenues over certain operating expenses of the Duke Bridges I & II Buildings (the “Buildings”) for the year ended December 31, 2010. This statement is the responsibility of the Buildings' management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Buildings' revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues over certain operating expenses described in Note 2 of the Buildings for the year ended December 31, 2010 in conformity with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia
June 20, 2011

Duke Bridges I & II Buildings
Statements of Revenues Over Certain Operating Expenses
For the year ended December 31, 2010 (audited)
and the three months ended March 31, 2011 (unaudited)

	March 31, 2011	December 31, 2010
	(unaudited)
Revenues:
Base rent	$1,330,608	$5,322,430
Tenant reimbursements	329,951	1,289,015
Total revenues	1,660,559	6,611,445

Expenses:
Real estate taxes	229,818	887,649
Repairs and maintenance	8,187	112,684
Utilities	176,028	850,067
Cleaning	36,280	139,949
Management fees	29,016	119,037
Other	85,195	336,643
Total expenses	564,524	2,446,029
Revenues over certain operating expenses	$1,096,035	$4,165,416

See accompanying notes.

Duke Bridges I & II Buildings
Notes to Statements of Revenues Over Certain Operating Expenses
For the year ended December 31, 2010 (audited)
and the three months ended March 31, 2011 (unaudited)

1. Description of Real Estate Property Acquired

On May 12, 2011, the Registrant, through a wholly-owned subsidiary, acquired fee-simple interests in two three-story office buildings known as the Duke Bridges I & II Buildings (the "Buildings"). The Buildings contain approximately 284,200 rentable square feet and are located on approximately 22.6 acres of land in Frisco, Texas. The Buildings were purchased from KanAm Grund Kapitalanlagegesellschaft mBH (the "Seller"). Total consideration for the acquisition was approximately $49.0 million, exclusive of closing costs. The Registrant is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. The Registrant was incorporated on July 3, 2007 and has elected to be taxed as a real estate investment trust for federal income tax purposes.

2. Basis of Accounting

The accompanying statement of revenues over certain operating expenses is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest, and corporate expenses. Therefore, the statement will not be comparable to the statements of operations of the Buildings after their acquisition by the Registrant.

3. Significant Accounting Policies

Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable decreased rental revenue by approximately $413,922 for the year ended December 31, 2010 and approximately $100,430 for the three months ended March 31, 2011.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Description of Leasing Arrangements

The Buildings are 100% leased to two tenants, including T-Mobile West Corporation (“T-Mobile West”), a subsidiary of T-Mobile USA, Inc. T-Mobile West occupies approximately 90% of the Buildings' rentable square footage through April 2017. T-Mobile West contributed approximately 92% of the rental income for the year ended December 31, 2010 and the three months ended March 31, 2011. Under the terms of the T-Mobile West lease, the tenant is required to reimburse the landlord for all operating expenses. Effective April 2014, T-Mobile West also has a one-time right to terminate its lease at Duke Bridges I with 12 months notice and the payment of a $5.9 million termination fee. Effective February 2014, T-Mobile West also has a one-time right to terminate its lease at Duke Bridges II with 12 months notice and the payment of a $5.8 million termination fee. The remaining rentable square footage is leased to DebtXS, L.P. through March 2017. Both of the tenants have the right to extend the term of its lease for one additional five-year renewal period at the then-current market rate.

5. Future Minimum Rental Commitments

At December 31, 2010, future minimum rental commitments for the years ended December 31 are as follows:

2011	$5,765,150
2012	5,770,419
2013	5,786,715
2014	5,851,841
2015	5,875,690
Thereafter	7,483,676
$36,533,491

Subsequent to December 31, 2010, T-Mobile West will contribute approximately 90% of the future minimum rental income from the leases in place at that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the three months ended March 31, 2011 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

7. Subsequent Events

Subsequent events related to the Buildings have been evaluated through June 20, 2011, which is the date the statement was available to be issued. All subsequent events, if any, requiring recognition as of December 31, 2010 have been incorporated into this statement.

WELLS CORE OFFICE INCOME REIT, INC.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes thereto of the Registrant included in its annual report filed on Form 10-K for the year ended December 31, 2010 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2011. In addition, this pro forma information should be read in conjunction with the financial statements and notes thereto of certain acquired properties included in this current report.
The following unaudited pro forma balance sheet as of March 31, 2011 has been prepared to give effect to the acquisitions of the Duke Bridges I and II Buildings and the Miramar Centre II Building (the "Q2 2011 Acquisitions") as if the acquisitions occurred on March 31, 2011. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including, but not limited to, capital raised through the issuance of additional common stock through the acquisition date of the Miramar Centre II Building and pay-down of acquisition-related debt subsequent to the pro forma balance sheet date.
The following unaudited pro forma statement of operations for the three months ended March 31, 2011 has been prepared to give effect to the acquisitions of the Westway One Building and the Q2 2011 Acquisitions as if the acquisitions occurred on January 1, 2010.
The following unaudited pro forma statement of operations for the year ended December 31, 2010 has been prepared to give effect to the acquisitions of the Royal Ridge V Building, the 333 East Lake Building (the "2010 Acquisitions"), the Westway One Building and the Q2 2011 Acquisitions as if the acquisitions occurred on January 1, 2010.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2010 Acquisitions, the Westway One Building and the Q2 2011 Acquisitions been consummated as of January 1, 2010. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions of the Q2 2011 Acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA BALANCE SHEET
MARCH 31, 2011
(in thousands)
(unaudited)

ASSETS

		Pro Forma Adjustments
		Q2 Acquisitions
	Wells Core Office Income REIT, Inc. Historical(a)	Duke Bridges		Miramar Centre II		Other		Pro Forma Total
Real estate assets, at cost:
Land	$4,778	$6,750	(b)	$4,000	(b)	$—		$15,528
Buildings and improvements, less accumulated depreciation	47,548	31,688	(b)	13,125	(b)	—		92,361
Intangible lease assets, less accumulated amortization	5,077	8,450	(b)	3,500	(b)	—		17,027
Total real estate assets	57,403	46,888		20,625		—		124,916

Cash and cash equivalents	6,787	(12,967)	(c)	(1,280)	(c)	26,212	(d)	1,160
				—		(592)	(i)
						(17,000)	(e)
Tenant receivables	239	—		—		—		239
Prepaid expenses and other assets	235	—		—		—		235
Deferred financing costs, less accumulated amortization	1,062	—		—		—		1,062
Intangible lease origination costs, less accumulated amortization	2,352	2,113	(b)	875	(b)	—		5,340
Total assets	$68,078	$36,034		$20,220		$8,620		$132,952

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA BALANCE SHEET
MARCH 31, 2011
(in thousands)
(unaudited)

LIABILITIES AND STOCKHOLDERS' EQUITY

		Pro Forma Adjustments
		Q2 Acquisitions
	Wells Core Office Income REIT, Inc. Historical(a)	Duke Bridges		Miramar Centre II		Other		Pro Forma Total
Liabilities:
Lines of credit and notes payable	$19,900	$35,500	(f)	$19,300	(f)	$(17,000)	(e)	$57,700
Accounts payable and accrued expenses	1,132	460	(g)	578	(g)	—		2,170
Due to affiliates	972	—		—		—		972
Distributions payable	133	—		—		—		133
Deferred income	371	74	(h)	342	(h)	—		787
Total liabilities	22,508	36,034		20,220		(17,000)		61,762

Redeemable Common Stock	170	—		—		—		170

Stockholders' Equity:
Common stock, $0.01 par value; 1,000,000,000 shares authorized; and 2,225,330 issued and outstanding as of March 31, 2011	22	—		—		12	(d)	34
Additional paid-in capital	49,253	—		—		26,200	(d)	75,453
Cummulative distributions in excess of earnings	(3,705)	—		—		(592)	(i)	(4,297)
Redeemable common stock	(170)	—		—		—		(170)
Total stockholders' equity	45,400	—		—		25,620		71,020
Total liabilities, redeemable common stock, and stockholders' equity	$68,078	$36,034		$20,220		$8,620		$132,952

(a)	Historical financial information is derived from Wells Core REIT's quarterly report filed on Form 10-Q as of March 31, 2011.
(b)	Reflects the purchase price of the assets and liabilities obtained by Wells Core REIT in connection with the respective acquisition, net of any purchase price adjustments.
(c)	Represents cash used to fund purchase of the assets obtained by the Registrant in connection with the respective acquisition.
(d)	Reflects capital raised through issuance of additional common stock subsequent to March 31, 2011 through May 27, 2011, net of organizational and offering costs, commissions and dealer-manager fees.
(e)	Reflects pay down of acquisition-related borrowings using capital raised described in note (d) above.
(f)
Represents amounts drawn on the Regions Credit Facility that bears interest at rates equal to (1) LIBOR (subject to a LIBOR floor of 1.00%) plus the applicable LIBOR Margin (the “LIBOR Rate”) or (2) the greater of (a) the prime rate announced by Regions Bank, (b) the Federal Funds Effective Rate plus 0.5% or (c) the 30-day LIBOR (adjusted daily) plus 1.0%, plus the applicable base rate margin (the “Base Rate”). The applicable LIBOR margin may vary from 3.0% to 4.0% and the applicable base rate margin may vary from 2.0% to 3.0% based on our then current leverage ratio.

(g)	Represents real estate tax and deferred tenant allowance liabilities assumed at acquisition.
(h)	Represents operating expense reconciliation liability assumed at acquisition.
(i)	Represents acquisition fees of 2.0% of gross offering proceeds raised described in note (d) above.
The accompanying notes are an integral part of this statement.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2011
(in thousands)
(unaudited)

		Pro Forma Adjustments
				Q2 2011 Acquisitions
	Wells Core Office Income REIT, Inc. Historical(a)	Westway One		Duke Bridges		Miramar Centre II		Pro Forma Total
Revenues:
Rental income	$1,329	$185	(b)	$1,309	(b)	$400	(b)	$3,223
Tenant reimbursements	496	110	(c)	330	(c)	209	(c)	1,145
	1,825	295		1,639		609		4,368
Expenses:
Property operating costs	620	112	(d)	565	(d)	170	(d)	1,467
Asset and property management fees:
Related party	117	17	(e)	92	(e)	40	(e)	266
Other	23	—		—		—		23
Depreciation	469	76	(f)	198	(f)	81	(f)	824
Amortization	186	34	(g)	418	(g)	155	(g)	793
General and administrative	496	—		—		—		496
Acquisition fees and expenses	988	—		—		—		988
	2,899	239		1,273		446		4,857
Real estate operating income (loss)	(1,074)	56		366		163		(489)
Other income (expense):
Interest expense	(480)	(5)	(h)	(8)	(h)	(3)	(h)	(496)
Interest and other income	—	—		—		—		—
	(480)	(5)		(8)		(3)		(496)

Income (loss) before income tax expense	(1,554)	51		358		160		(985)
Income tax expense	(11)	—		—		—		(11)
Net income (loss)	$(1,565)	$51		$358		$160		$(996)
Per-share information - basis and diluted	$(1.14)							$(0.29)
Weighted-average common shares outstanding - basic and diluted	1,378							3,410

(a)	Historical financial information derived from Wells Core REIT's quarterly report filed on Form 10-Q for the period ended March 31, 2011.
(b)
Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010.

(c)	Consists of operating cost reimbursements from tenants as defined by the respective leases.
(d)	Consists of property operating expenses, primarily made up of real estate taxes, insurance, utilities and maintenance and support services.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis.
(f)
Depreciation expense is calculated using the straight-line method based on the purchase price allocated to building over a 40-year life; tenant improvements over the shorter of the lease term or the useful life, and site improvements over a 15-year life.

(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)
Represents additional interest expense that would have been incurred if the balance for the Regions Credit Facility had an average outstanding balance of $46.6 million for the three months ended March 31, 2011, calculated using an interest rate of approximately 4.26%, which is calculated using an average LIBOR rate of 0.26% plus an applicable margin of 400 bps.

The accompanying notes are an integral part of this statement.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
(in thousands)
(unaudited)

		Pro Forma Adjustments
						Q2 2011 Acquisitions
	Wells Core Office Income REIT, Inc. Historical(a)	2010 Acquisitions		Westway One		Duke Bridges		Miramar Centre II		Pro Forma Total
Revenues:
Rental income	$657	2,541	(b)	$2,557	(b)	$5,234	(b)	$1,598	(b)	$12,587
Tenant reimbursements	98	569	(c)	1,518	(c)	1,289	(c)	1,510	(c)	4,984
	755	3110		4,075		6,523		3,108		17,571
Expenses:
Property operating costs	226	1,223	(d)	1,545	(d)	2,446	(d)	1,348	(d)	6,788
Asset and property management fees:
Related party	29	166	(e)	233	(e)	368	(e)	161	(e)	957
Other	15	—		—		—		—		15
Depreciation	252	838	(f)	1,050	(f)	792	(f)	328	(f)	3,260
Amortization	89	305	(g)	471	(g)	1,672	(g)	621	(g)	3,158
General and administrative	695			—		—		—		695
Acquisition fees and expenses	669			—		—		—		669
	1,975	2532		3,299		5,278		2,458		15,542
Real estate operating income (loss)	(1,220)	578		776		1,245		650		2,029
Other income (expense):
Interest expense	(320)	375	(i)	(510)	(h)	(806)	(h)	(354)	(h)	(1,615)
Interest and other income	—			—		—		—		—
	(320)	375		(510)		(806)		(354)		(1,615)

Income (loss) before income tax expense	(1,540)	953		266		439		296		414
Income tax expense	(4)			—		—		—		(4)
Net income (loss)	$(1,544)	953		$266		$439		$296		$410
Per-share information - basis and diluted	$(13.48)									$0.12
Weighted-average common shares outstanding - basic and diluted	115									3,410

(a)	Historical financial information derived from Wells Core REIT's annual report filed on Form 10-K for the year ended December 31, 2010.
(b)
Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010.

(c)	Consists of operating cost reimbursements from tenants as defined by the respective leases.
(d)	Consists of property operating expenses, primarily made up of real estate taxes, insurance, utilities and maintenance and support services.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis.
(f)
Depreciation expense is calculated using the straight-line method based on the purchase price allocated to building over a 40-year life; tenant improvements over the shorter of the lease term or the useful life, and site improvements over a 15-year life.

(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)
Represents additional interest expense that would have been incurred if the balance for the Regions Credit Facility had an average outstanding balance of $46.6 million for the twelve months ended December 31, 2010, calculated using an interest rate of approximately 4.27%, which is calculated using an average LIBOR rate of 0.27% plus an applicable margin of 400 bps.

(i)
Represents additional interest expense that would have been incurred if the $11.1 million outstanding related to the for Royal Ridge V Loan had been entered into as of January 1, 2010 calculated using an interest rate of approximately 4.0% for the period from January 1, 2010 to October 7, 2010 (the acquisition date of the Royal Ridge V Building).

The accompanying notes are an integral part of this statement.